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                           SMITH INTERNATIONAL, INC.

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                OCTOBER 17, 2003
                                 DATE OF REPORT
                        (Date of earliest event reported)



                            SMITH INTERNATIONAL, INC.
             (Exact name of Registrant as specified in its charter)


          DELAWARE                         1-8514                95-3822631
(State or other jurisdiction of          (Commission          (I.R.S. Employer
 incorporation or organization)          File Number)        Identification No.)

                      411 N. SAM HOUSTON PARKWAY, SUITE 600
                                 HOUSTON, TEXAS
                    (Address of principal executive offices)


                                      77060
                                   (Zip Code)


                                 (281) 443-3370
              (Registrant's telephone number, including area code)
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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

      (a)   Financial statements of businesses acquired

            Not applicable.

      (b)   Pro forma financial information

            Not applicable.

      (c)   Exhibits

            99.1 Press Release issued by the Registrant dated October 17, 2003.

ITEM 12. DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION

      On October 17, 2003, Smith International, Inc. issued a press release announcing its financial results for the fiscal quarter ended September 30, 2003. A copy of such press release is furnished herewith as Exhibit 99.1.

      The Company will host a conference call today at 10:00 a.m. Central Time to review this information. Participants may join the conference call by dialing
(706) 634-6555. Participants should request the Smith International, Inc. call hosted by Doug Rock, Chairman and Chief Executive Officer. A replay of the conference call will also be available through Thursday, October 23, 2003 by dialing (706) 645-9291 and entering conference call identification number "3057105". A live broadcast of the conference call will be available on the Internet with an archived version accessible after the call. Further information on the broadcast can be found on Smith's website at http://www.smith.com/conferencecall.
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               SMITH INTERNATIONAL, INC.

                               /s/ NEAL S. SUTTON
                               --------------------------------------
                               By:  Neal S. Sutton
                               Senior Vice President - Administration,
                               General Counsel and Secretary

Date: October 17, 2003
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                                  EXHIBIT INDEX

    EXHIBIT NO.        DESCRIPTION
    -----------        -----------

        99.1           Press Release by the Registrant dated October 17, 2003.